Exhibit 32.1

Section 1350 CERTIFICATION

In connection with this Quarterly Report of SCWorx Corp. (the “Company”) on Form 10-Q for the quarter ended June 30, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Timothy A. Hannibal, President and Chief Operating Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 11, 2024	By:	/s/ Timothy A. Hannibal
Timothy A. Hannibal
President and Chief Operating Officer
(Principal Executive Officer)
Timothy A. Hannibal